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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 16, 2006

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                  0-30539               94-3175152
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   (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.)

     4001 Burton Drive, Santa Clara, California                  95054
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (408) 982-8588

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In compliance with a Securities and Exchange Commission Frequently Asked Questions Bulletin on Form 8-K issued November 23, 2004, the Company is disclosing the following item which the Securities and Exchange Commission may deem to be a material definitive agreement.

On March 16, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Tvia, Inc. (the "Company"), approved a cash bonus to Eli Porat, the Company's Chief Executive Officer, of $120,000, payable in 6 equal monthly payments, for calendar year 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Not applicable.

      (b)      Not applicable.

      (c)      Not applicable

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Tvia, Inc.
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                                            (Registrant)

Date March 17, 2006

                                            By: /s/ Diane Bjorkstrom
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                                                Diane Bjorkstrom
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Duly Authorized Signatory)